June 30, 2003

Management Discussion and Analysis

	The Bruce Fund shares produced a total return of 41.9% for the year ended June 30, 2003, compared to a total return of minus 1.5% for the S&P 500 Index for the same period.
 Both stock and bond holdings performed
well in the period.  By investing in areas other than the large capitalization
 S&P 500 type securities, the Fund
provided positive results.

	Fund management concentrates its efforts at finding what it sees as the best opportunities for capital appreciation. Areas of interest have been restructuring companies, smaller cap equities and higher yielding debt securities. We have attempted to find securities, whether they be stocks or bonds, which offer the most favorable risk/reward dynamic, in our opinion.

	As stated in the Prospectus, the Fund's objective is long-term capital appreciation from stocks and/or bonds. Shareholders are invited to use the toll-free number
(800) 347-8607 to obtain any Fund information.





Bruce Fund  S&P 500
$9,116       $10,141
$11,466     $12,780
$13,852      $16,101
$14,701      $21,688
$19,078      $28,227
$16,510      $33,737
$16,748     $35,751
$22,150     $30,095
$23,980     $24,329
$34,050     $23,964










 After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; and actual after-tax returns depend on the investor's tax situation and are not relevant in tax deferred accounts. Past performance is not predictive of future results.








              BRUCE FUND, INC.
	BALANCE SHEET
	JUNE 30, 2003

ASSETS
	Investments, at Market Value (Cost $3,832,901)    $5,302,480
	Cash		                                                   43,486
	Dividends Receivable	                                         140
	Interest Receivable                                                    32,559
	Prepaid Insurance	                                                       465

		TOTAL ASSETS	                             $5,379,130

LIABILITIES
	Accrued Expenses	                                          $    35,268

		TOTAL LIABILITIES	               35,268

CAPITAL
	Capital Stock (29,001 Shares of $1 Par Value
	  Capital Stock Issued and Outstanding; 200,000
	  Shares Authorized)	                                           29,001
	Paid-in Surplus	                                                  3,364,759
	Accumulated Undistributed Net Investment Income	263,772
	Accumulated Net Realized Gains on Investments	216,751
	Net Unrealized Appreciation on Investments	1,469,579

		TOTAL CAPITAL (NET ASSETS)	$5,343,862

		     TOTAL LIABILITIES AND CAPITAL	$5,379,130

NET ASSET VALUE (Capital) Per Share	$     184.27

The accompanying notes are an integral part of this statement.


	BRUCE FUND, INC.
	STATEMENT OF OPERATIONS
	FOR THE YEAR ENDED JUNE 30, 2003

INVESTMENT INCOME
	Dividends	$  35,768
	Interest		 188,972
				$ 224,740
EXPENSES
	Management Fees	$ 40,913
	Custodian/Security Transaction	  2,202
	Directors	202
	Transfer Agent Fees	10,000
	Legal Fees	  700
	Audit and Accounting Fees	10,276
	Insurance	1,009
	Printing                                                 	700

	Total Expenses Before Expense Reimbursement  66,002

	Expense Reimbursement		(8,600)

	Net Expenses		  	   57,402

	NET INVESTMENT INCOME		167,338

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net Realized Gains on Investments	                344,104
Net Change in Unrealized Appreciation on Investments 1,076,501

	NET GAIN ON INVESTMENTS	   1,420,605

NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS	                                          $ 1,587,943


The accompanying notes are an integral part of this statement.








 	BRUCE FUND, INC.
	NOTES TO FINANCIAL STATEMENTS
	June 30, 2003



NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

	The financial statements of Bruce Fund, Inc. (the "Fund") have been prepared in conformity with accounting principles generally accepted in the
 United States of America ("US
GAAP") and reporting practices prescribed for the mutual fund industry.  The preparation of
financial statements in conformity with US GAAP requires
 management to make estimates and
assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

	description of the significant accounting policies follows:

	1.	Portfolio valuation:  Market value of investments
 is based on the last sales price
reported on each valuation date. If there were no reported sales on that day, the investments are
valued using the mean of the closing bid and asked quotations obtained from published sources.
NASDAQ and unlisted securities for which quotations are available are valued at the closing bid price.

2.	Securities transactions and investment income:
 Securities transactions are
recorded on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned, and discounts on investments are accreted into income using the effective interest method.
  Realized gains or losses from
securities transactions are recorded on the specific identification method for both book and tax purposes. At June 30, 2003, the cost of investments held was $3,832,901 for both financial reporting and federal income tax purposes. At June 30, 2003, gross unrealized appreciation on investments was $1,708,355 and gross unrealized depreciation on investments was $(238,776)
for both financial reporting and federal income tax purposes.

3.	In preparing financial statements in conformity with
 accounting principles
generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amount of revenues and expenses during the reporting period.
Actual results could differ from those estimates.


NOTE B - CAPITAL STOCK:

During the years ended June 30, 2003 and June 30, 2002,
 there were 1,545 and 32 shares
redeemed; 2,053 and 916 shares issued and 3,071 and
 3,619 shares issued through dividend
reinvestment, respectively.

 NOTE C - PURCHASES AND SALES OF SECURITIES:

During the year ended June 30, 2003, purchases and
 sales of securities with original
maturities of greater than one year were $2,201,236 and $1,221,589 respectively.

NOTE D - RELATED PARTIES

	Bruce and Company, an Illinois corporation, is the investment advisor of the Fund and furnishes investment advice. In addition it provides office
 space and facilities and pays the cost
of all prospectuses and financial reports (other than those
 mailed to current shareholders). During
2003 the investment adviser also voluntarily absorbed certain transfer agent expenses of the Fund that the investment adviser felt exceeded the amount that would have been charged to the Fund, based on its size. These expenses approximated $8,600 in 2003. Compensation to Bruce and Company for its services under the Investment Advisory
 Contract is paid monthly based on the
following:

   Annual Percentage Fee  	Applied to Average Net Assets of Fund
	1.0%                           Up to $20,000,000; plus
	 0.6%                  $20,000,000 to $100,000,000; plus
	 0.5%                             over $100,000,000.

As of June 30, 2003, Robert B. Bruce owned 11,857 shares
 and R. Jeffrey Bruce owned
1,698 shares.  Robert B. Bruce is a director of the Fund; both
Robert B. Bruce and R. Jeffrey
Bruce are officers of the Fund and are officers, directors and owners of the investment advisor,
Bruce and Company.

NOTE E - TAXES:

	The Fund has made distributions to its shareholders so as to be relieved of all Federal income tax under provisions of current tax regulations
 applied to regulated investment
companies, and personal holding companies.

NOTE F - DIVIDEND DISTRIBUTION:

	During December 2002, the Fund announced a dividend from net investment income of
$5.30 per share, aggregating $134,178 and a long-term
 capital gain distribution of $12.40 per
share aggregating $313,925.  These distributions were
 payable December 31, 2002 to
shareholders of record on December 28, 2002.












BRUCE FUND, INC.
     SCHEDULE OF INVESTEMENTS
June 30, 2003


COMMON STOCKS (38.91%)
No. of Shares    Issue   Cost     Market Value

Property-Casualty Insurance (3.16%)
1,400  RLI Corp.   $6,496       $46,060
492,500  *Gainsco   142,161  $123,125

Pharmacuetical/Drug Delivery (9.05%)
15,600   *Atrix Labs  138,111  342,732
25,000     *Elan         51,789  141,000

Life Science Products (2.54%)
10,000  *Serologicals  69,847  136,000

Health Services (10.73%)
10,071  *Assisted Living  60,771  52,369
103,000  *Health Grades  13,325  25,750
23,000  *America Service Group  129,254  411,700
20,000   *Radiologix  42,400   84,000

Energy Services (4.38%)
24,000  *Team, Inc.  64,920   192,000
5,000  *Alleghany Energy  36,500  42,250

Transportation (5.20%)
18,600   *Amerco  127,663  128,154
130,000  *Rural Metro  155,338  149,500

Rubber Manufacturing (1.67%)
50,000  *AirBoss of America  100,350  89,000

Television (2.16%)
40,000  *Summit America  101,340  115,600

Total Common Stocks  1,240,265   2,079,240
WARRANTS (2.17%)
Mineral Exploration (2.17%)
200,000  *Crown Resources Warrants  108,000  116,000


PREFERRED STOCK (8.14%)
Power Producers (8.14%)
6,000  AES Convt. C 6.75%  167,655  203,940
6,000  Calpine 5.0% due 8-1-2005  161,050  231,000

Total Preferred Stocks  328,705   434,940

BONDS (50.01%)
Principal      Issue    Cost     Market Value

U.S. Government (21.57%)
$4,000,000  U.S. Treasury "Strips" bp due 8-15-2028  912,476  1,152,500

Corporate (2.13%)
$150,000  Rural Metro 7.875% due 3-15-2008  55,500  112,500
$210,000  *Fleming 9.875% due 5-1-2012 (flat)  67,200  1,050

Total Corporate Bonds                       122,700         113,550

Corporate Convertibles (26.31%)
$100,000   Cubist 5.5% due 11-1-2008  55,880  75,500
$200,000   Emeritus 6.25% due 1-1-2006  138,000  138,000
$150,000  Finisar 5.25% due 10-15-2008  78,000   111,750
$200,000   *Fleming 5.25% due 3-15-2009(flat)  5,000  1,000
$100,000   Alexion 5.75% due 3-15-2007  61,125   78,500
$200,000  *Adelphia 6.00% due 2-15-2006(flat)  91,750  34,000
$100,000  Curagen 6.00% due 2-2-2007  65,000  80,000
$400,000    Internet Capital 5.50% due 12-21-2004  117,000  160,000
$2,500,000*Kellstrom 5.5% due 6-15-2003(liquidating) 143,750 137,500
$1,000,000*Kellstrom 5.75% due 10-15-2002(liquidating)53,750 55,000
$700,000   Ibasis 5.75% due 3-15-2005    153,000     322,000
$200,000   Level 3 Comm. 6.00% due 3-15-2010   34,000   143,000
$200,000    *Reptron 6.75% due 8-1-2004(restructuring)64,500   70,000

Total Corporate Convertibles   1 ,120,755   1 ,406,250


Total Bonds                        $2,155,931     $2,672,300

Total Investments (99.23%)   $3,832,901     $5,302,480

Cash, other assets less liabilities (0.77%)     $41,382

TOTAL NET ASSETS (100%)                    $5,343,862


The accompanying notes to financial statements are an integral part of this schedule.


*Non-cash income producing





BRUCE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED JUNE 30, 2003 AND 2002

				2003              2002
OPERATIONS
Net Investment Income	         $  167,338       $  156,369
Net Realized Gains on Investments	 344,104       470,008
Net Change in Unrealized Appreciation
  on Investments	                          1,076,501       (360,738)
Net Increase in Net Assets
   Resulting from Operations 	        1,587,943           265,639
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income (134,178)   (172,037)
Distributions from Net Capital Gains	    (313,925)   (370,955)
Decrease in Net Assets Resulting from
     Distributions to Shareholders	  (448,103)     (542,992)

CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	    316,408      155,300
Increase from Shares Issued in Reinvested
 Distributions	              443,898	           537,560
Cost of Shares Redeemed	           (259,373)            (5,320)
Increase in Net Assets Resulting from
   Capital Stock Transactions	    500,933     687,540

TOTAL INCREASE 	     1,640,773           410,187

NET ASSETS
Beginning of Year	           3,703,089        3,292,902
End of Year (including accumulated undistributed
  net investment income of $263,772 and $306,895,
  respectively)	        $ 5,343,862      $3,703,089




The accompanying notes are an integral part of these statements.


	REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS




Shareholders and Board of
Directors of Bruce Fund, Inc.:

We have audited the accompanying balance sheet of
 Bruce Fund, Inc. (a Maryland
corporation), including the schedule of investments, as
 of June 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended
June 30, 2003 and June 30, 2002, and the financial highlights included in Note G for the three years ended June 30, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights included in Note G for the two years ended June 30, 2000 were audited by other auditors, who issued unqualified opinions on these highlights.

	We conducted our audits in accordance
 with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
Our procedures included confirmation of
securities owned as of June 30, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and
 significant estimates made by management, as well as evaluating the overall financial statement presentation.
  We believe that our audits provide a
reasonable basis for our opinion.

	In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
 Bruce Fund, Inc. as of June 30, 2003, the results of its operations for the year then ended, the changes in its net assets for the years ended
June 30, 2003 and June 30, 2002, and the financia l highlights for the three years ended June 30, 2003, in conformity with accounting principles generally accepted in the United States of America.

	GRANT THORNTON LLP

Chicago, Illinois
July 18,  2003


NOTE G - FINANCIAL HIGHLIGHTS:

Selected data for each share of capital stock outstanding through each year is presented below :

  2003        2002         2001        2000  1999
Net Asset Value, Beginning of Period  (B)
 $145.67 $157.42   $128.15  $135.51   $175.27

Net Investment Income
  6.19        6.76            4.74          4.41   4.02
Net Gains or (Losses) on Investments
 14.71       6.74           35.43        (3.77)   (26.18)
(both realized and unrealized)
  Total From Investment Operations
  20.90      13.50          40.17           0.64   (22.16)
Distribution (from net investment
income) (A)
   (5.30)       (8.00)       (1.90)        (4.50) (4.40)
Distribution (from net capital gain) (A)
  (12.40)   (17.25)        (9.00)        (3.50)      (13.20)
  Total Distributions
 (17.70)   (25.25)       (10.90)        (8.00)      (17.60)
Net Asset Value, End of Period (C)
  $184.27   145.67   $ 157.42      $ 128.15   $ 135.51
 Total Return
   41.99%    8.26%      32.26%      1.44%  (13.46%)

Ratios/Supplemental Data

Net Assets, End of Period ($ million)
 $ 5.34  $   3.70    $   3.29       $  2.52        $  2.60
Ratio of Expenses to Average Net Assets
 1.41%1.46%     1.60%       1.71%        1.64%
Ratio of Net Income to Average Net Assets
 4.11% 4.27%  3.28%      3.55%       2.59%
Portfolio Turnover Rate
       30.72%    28.59%  49.42%   22.26%       34.78%
Figures are based on average daily shares outstanding during year, with the following exceptions: (A) number of shares at dividend payment date, (B) number of shares at beginning of year, (C) number of shares at end of year.
          Ratio of expenses to average net assets before reimbursement for 2003, 2002, 2001, 2000,and 1999 was
1.62%,  1.67%, 1.85%, 2.18%, and 2.01% respectively.


    Ratio of net income to average net assets before reimbursement for 2003, 2002, 2001, 2000, and 1999 was
3.90%, 4.07%, 3.03%, 3.08%, and 2.22% respectively.




  BRUCE FUND
OFFICERS AND
  DIRECTORS


Robert B. Bruce
President and Treasurer


R. Jeffrey Bruce
Vice President and Secretary


John R. Nixon
Director


W. Martin Johnson
Director


Investment Adviser
	Bruce and Co., Inc.
	Chicago, Illinois


Custodian
	Fifth Third Bank
	Cincinnati, Ohio


Transfer Agent
	Unified Advisers, Inc.
	Indianapolis, Indiana


Counsel
	Thomas P. Ward
	Lake Forest, Illinois


Independent Public Accountants
	Grant Thornton LLP
	Chicago, Illinois